UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2009

CenturyTel, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 CenturyTel Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On August 25, 2009, Steven A. Davis voluntarily tendered his resignation from the Board of CenturyTel, Inc., effective September 30, 2009.  A press release announcing his resignation is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01.	Other Events.

On August 24, 2009, the Board (i) adopted changes to its Corporate Governance Guidelines, revising the standards for assessing director independence, and (ii) affirmatively determined that each of its non-employee directors qualified as an independent director under such guidelines.  A copy of the guidelines, as amended, is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)           The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURYTEL, INC.

By: /s/ Neil A. Sweasy
Neil A. Sweasy
Vice President and Controller
Dated:  August 31, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 31, 2009, announcing the resignation of Steven A. Davis from the Board of Directors of CenturyTel, Inc.
99.2	CenturyTel, Inc. Corporate Governance Guidelines, as amended through August 24, 2009.